UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	February 28, 2014

WESTERN ASSET

HIGH YIELD DEFINED

OPPORTUNITY FUND INC. (HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund will seek capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the six-month reporting period ended February 28, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 28, 2014

II	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended February 28, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economy then gathered some momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s final reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014. Lower unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in February 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 37.0% of the 10.5 million Americans looking for work in February 2014 had been out of work for more than six months. In contrast, 35.8% had been out of work for more than six months in January 2014.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising in December 2013, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 and 0.4% in February 2014, both versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $189,000 in February 2014, up 9.1% from February 2013. The inventory of homes available for sale in February 2014 was 6.4% higher than the previous month at a 5.2 month supply at the current sales pace and 5.3% higher than in February 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February 2014. During February 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding the prior month.

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. Finally, at its meeting that concluded on March 19, 2014, after the reporting period ended, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2014?

A. Both short- and long-term Treasury yields edged lower during the reporting period. When the period began, the yield on the two-year Treasury was 0.39%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.52% on September 5, 2013, before ending the period at 0.33%. The yield on the ten-year Treasury began the period at 2.78%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.66% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generated positive results during the reporting period. The spread sectors performed poorly during the month prior to the beginning of the period amid rising interest rates given the Fed’s indications that it may soon begin tapering

IV	Western Asset High Yield Defined Opportunity Fund Inc.

its asset purchase program. Most spread sectors then posted positive absolute returns in September and October, as the Fed delayed the taper of its asset purchase program. However, the spread sectors then generally weakened in November and December 2013. The reporting period ended on a positive note, as the spread sectors largely rallied in January and February 2014 as investor demand was generally solid. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 2.84% during the six months ended February 28, 2014.

Q. How did the high-yield bond market perform over the six months ended February 28, 2014?

A. The U.S. high-yield bond market was the best performing spread sector during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 7.46% for the six months ended February 28, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated strong results overall during the six months ended February 28, 2014. The asset class rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. However, the asset class declined in November as interest rates moved higher. After a brief rally in December, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February 2014 as investor demand resumed and fears about China’s economy appeared to move to the back burner. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 5.88% during the six months ended February 28, 2014.

Performance review

For the six months ended February 28, 2014, Western Asset High Yield Defined Opportunity Fund Inc. returned 7.08% based on its net asset value (“NAV”)viii and 6.79% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentix and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentx, returned 7.22% and 8.47%, respectively, over the same time frame. The Lipper High Yield Closed-End Funds Category Averagexi returned 7.31% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.77 per share.

As of February 28, 2014, the Fund estimates that 94.35% of the distributions were sourced from net investment income and 5.65% constituted a return of capital.* The performance table shows the Fund’s six-

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset High Yield Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

month total return based on its NAV and market price as of February 28, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$19.58 (NAV)	7.08	%†
$18.06 (Market Price)	6.79	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Yield Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

March 28, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of B-rated securities included in this Index.

[x]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this Index.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2014 and August 31, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — February 28, 2014

Total Spread Duration
HYI	— 2.84 years
Benchmark	— 3.33 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

2	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2014

Total Effective Duration
HYI	— 2.91 years
Benchmark	— 3.33 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.4%
Consumer Discretionary — 18.2%
Auto Components — 0.6%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	350,000	EUR	$560,643	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	2,295,716	(a)
Total Auto Components					2,856,359
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,171,625
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		483,750	(a)
Total Automobiles					1,655,375
Diversified Consumer Services — 1.0%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	176,876	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	495,000
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,079,000	GBP	1,870,080	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,099,525
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	760,000		801,800	(a)
Total Diversified Consumer Services					4,443,281
Hotels, Restaurants & Leisure — 6.0%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,170,796		1,132,171	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	860,000		939,550
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	360,000		328,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,071,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	1,000,000		963,125
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,305,150
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,494,500	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000		650,475	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,149,950	(a)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,380,000	GBP	2,478,419	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	680,000		703,800	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		3,195,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		693,875	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,193,450	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	430,000		476,225	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,410,000		1,506,938	(a)

See Notes to Financial Statements.

4	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	273,000		$299,618	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,522,800	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,570,000		1,742,700
Total Hotels, Restaurants & Leisure					26,847,496
Household Durables — 1.3%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	750,000		777,187
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,630,000		1,723,725	(a)(b)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,080,000		1,154,250
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,049,750
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	920,000		943,000	(a)
Total Household Durables					5,647,912
Media — 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		471,925
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	148,382	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	224,793	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	450,000		509,625
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,997,075
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	330,000		353,100	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		1,092,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	813,633		919,405	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		5,140,410	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	220,000	EUR	342,384	(a)(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,224,000		1,563,312
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		693,278
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		759,050	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,514,000		2,803,110	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	205,175	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,960,744	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,401,250	(a)
Total Media					23,585,518
Multiline Retail — 0.7%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	510,000		488,325
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000		270,675
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,080,000		2,246,400	(a)(b)
Total Multiline Retail					3,005,400

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 2.2%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	280,000	GBP	$528,023	(a)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	220,000	EUR	285,464	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,657,941	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,363,047	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,350,000		1,204,875
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		707,850	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	220,000		226,050	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,730,000		1,773,250	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	940,000		1,005,800	(a)
Total Specialty Retail					9,752,300
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,236,087	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	510,000		534,225	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		558,250	(a)
Total Textiles, Apparel & Luxury Goods					3,328,562
Total Consumer Discretionary					81,122,203
Consumer Staples — 3.9%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	670,000		725,275	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,000,000		1,110,000	(a)
Total Beverages					1,835,275
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,340,000		1,371,825	(a)
Food Products — 2.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,818,981	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,543,000		1,706,172
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,050,000		1,067,063	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	630,000	EUR	954,374	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	474,714	EUR	719,135	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	870,000		848,250	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,910,500	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,140,000		1,177,050	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	672,000		696,360	(a)
Total Food Products					12,897,885

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000	$501,975
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,020,000	1,035,300
Total Consumer Staples				17,642,260
Energy — 9.0%
Energy Equipment & Services — 1.5%
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000	835,850	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,010,000	1,131,200	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,220,000	1,296,250	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,040,000	1,082,900	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,060,000	1,147,450	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,040,000	1,073,800	(a)
Total Energy Equipment & Services				6,567,450
Oil, Gas & Consumable Fuels — 7.5%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	960,000	801,600
Arch Coal Inc., Senior Notes	9.875%	6/15/19	570,000	518,700
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000	1,010,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000	299,700
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000	652,650
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	970,000	1,034,262
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	685,100
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,240,000	1,432,200
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	1,015,713
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000	116,250
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,790,000	1,937,675	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,290,000	1,364,175
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	510,000	538,688	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,134,975
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000	1,262,775
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,880,000	2,091,500
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,110,000	2,220,775	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	1,026,800	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	740,000	788,100	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	940,000	984,650	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	890,000		$936,725	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	740,000		764,050
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	200,000		222,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,670,000		1,837,000	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	2,760,000		3,080,850	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,610,000		1,690,500	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	380,000		402,800
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000		811,875	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000		617,700	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	700,000		766,500	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,890,000		1,370,250	(a)
Total Oil, Gas & Consumable Fuels					33,416,638
Total Energy					39,984,088
Financials — 7.9%
Commercial Banks — 4.5%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,000,000		945,000	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		2,097,561	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000		1,938,125
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,320,000		1,498,200	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,528,530	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000		530,000	(f)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,170,000		1,172,067	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000		7,052,500	(f)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	350,000		394,735
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	2,170,833	(a)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		965,066	(a)
Total Commercial Banks					20,292,617
Consumer Finance — 0.5%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		1,092,500
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	520,000		533,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	460,000		504,850	(a)
Total Consumer Finance					2,130,350
Diversified Financial Services — 2.2%
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	410,000		403,850	(f)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,082,500

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		$2,251,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,850,425
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	920,000		936,100
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	630,000		673,312
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(f)
Total Diversified Financial Services					9,736,437
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		663,400	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		784,800	(a)
Total Insurance					1,448,200
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,750,000		1,855,000	(a)
Total Financials					35,462,604
Health Care — 6.5%
Health Care Equipment & Supplies — 1.6%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,180,000		1,244,900
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		887,950	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,790,000		1,682,600
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	2,101,507	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	1,020,732	(a)
Total Health Care Equipment & Supplies					6,937,689
Health Care Providers & Services — 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		575,910
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,109,240
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	399,192	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,995,960	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,090,000		1,197,638
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,670,000		1,845,350
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		890,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,120,000		2,279,000
Labco SAS, Senior Secured Notes	8.500%	1/15/18	190,000	EUR	280,943	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,330,000		551,950	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,610,000		1,614,025
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,850,000		2,076,625
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,080,000		1,163,025	(a)
Total Health Care Providers & Services					16,978,858

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 1.1%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	$2,370,562	(a)
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	570,000		610,613	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,190,000		1,227,187	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	660,000		707,850	(a)
Total Pharmaceuticals					4,916,212
Total Health Care					28,832,759
Industrials — 13.7%
Aerospace & Defense — 1.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,720,000		1,735,050	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		902,000
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,035,000		2,167,275	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	620,000		674,250
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,750,000		1,872,500
Total Aerospace & Defense					7,351,075
Airlines — 0.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		471,500	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,160,000		1,255,700	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,269,757		1,422,128
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	600,000		635,250
Total Airlines					3,784,578
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	830,000		830,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,303,050	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	975,134	(a)
Total Building Products					3,108,184
Commercial Services & Supplies — 2.0%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	320,000		340,800	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		788,800	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000		2,898,475
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000		1,552,715	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	489,000		541,568	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,392,060
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	390,000		438,750
Total Commercial Services & Supplies					8,953,168

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 1.0%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	580,000	EUR	$856,679	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	130,000	EUR	192,014	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000		931,725	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,540,000		1,661,275	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	900,000		942,750	(a)
Total Construction & Engineering					4,584,443
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		897,900	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	760,000		820,800	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	144,587	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	225,420	(a)
Total Electrical Equipment					2,088,707
Machinery — 1.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	500,000		536,250	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,500,575	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	450,000		462,375	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,160,000
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	590,078	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	137,000	EUR	212,739	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		786,600	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	510,000		530,400	(a)(b)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	410,000		434,600	(a)
Total Machinery					7,213,617
Marine — 1.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,434,489		1,305,385	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	794,000		802,932
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,170,000		1,228,500	(a)
Stena AB, Senior Notes	7.000%	2/1/24	420,000		433,650	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		1,103,425
Total Marine					4,873,892
Road & Rail — 2.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,050,000		1,152,375	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,630,423		2,709,335	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,020,000		2,234,625	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	700,000		722,750	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,917,000		$2,115,889
Total Road & Rail					8,934,974
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,226,550
Transportation — 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	1,750,000		1,767,500	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,533,600	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,672,800	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,430,000		1,494,350	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,070,000		1,086,050	(a)
Total Transportation					7,554,300
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,280,000		1,360,800	(a)
Total Industrials					61,034,288
Information Technology — 2.6%
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	527,889	(a)
Internet Software & Services — 0.8%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,808,400
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	790,000		873,937
Total Internet Software & Services					3,682,337
IT Services — 1.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,150,000		1,155,750	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,070,000		2,484,000
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	930,000		999,750	(a)
Total IT Services					4,639,500
Software — 0.7%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	590,000		632,775	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	830,000		838,300	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	950,000	EUR	1,442,545	(a)
Total Software					2,913,620
Total Information Technology					11,763,346
Materials — 10.5%
Chemicals — 1.6%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,922,241	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	585,101	(a)

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	$458,593	(a)
Orion Engineered Carbons Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,305,000	EUR	1,982,502	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	2,301,016	(a)
Total Chemicals					7,249,453
Containers & Packaging — 3.4%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	222,868		245,433	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,855,351	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	390,000		405,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	148,235		154,165	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,250,000		1,303,125	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,460,000		1,525,700	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	910,000		935,025
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		420,250
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,775,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,290,000		1,360,950
Total Containers & Packaging					14,981,224
Metals & Mining — 4.1%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,610,000		1,746,850
ArcelorMittal, Senior Notes	6.750%	2/25/22	960,000		1,070,400
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,060,000		1,004,350	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,510,000		1,564,738	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	479,000		496,531	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,482,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	12.250%	2/15/18	1,290,000		741,750	(a)(c)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	275,694		252,991	(a)(b)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,060,000		259,700	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,170,000		1,175,850
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	79,712	(a)
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	200,000	EUR	154,980	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	670,000		757,100	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		1,945,800	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		791,800	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	1,256,850	(a)(b)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,620,000		$1,368,900	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		532,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		937,400
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	660,000		740,850
Total Metals & Mining					18,361,427
Paper & Forest Products — 1.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,840,000		2,935,850	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,570,000		1,546,450	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,741,910
Total Paper & Forest Products					6,224,210
Total Materials					46,816,314
Telecommunication Services — 10.5%
Diversified Telecommunication Services — 6.5%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,462,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,860,000		2,838,550	(a)
Intelsat Luxembourg SA, Senior Notes	8.125%	6/1/23	2,930,000		3,193,700	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000		109,500
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,930,000		2,178,487
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000		551,200	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,630,000		1,668,712
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	330,000		353,925
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,559,806	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	703,947	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,500,000		1,646,117
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,468,916	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,481,654		3,638,328	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	720,000		781,200
Windstream Corp., Senior Notes	6.375%	8/1/23	2,000,000		1,980,000
Total Diversified Telecommunication Services					29,134,888
Wireless Telecommunication Services — 4.0%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,116,166	(a)
NII Capital Corp., Senior Notes	7.625%	4/1/21	3,000,000		1,132,500
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	730,000	GBP	1,288,299	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		5,196,975
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,390,300
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000		2,725,050	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Corp., Senior Notes	7.875%	9/15/23	2,310,000	$2,564,100	(a)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	450,000	488,812
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	390,000	413,400
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	330,000	357,637
Total Wireless Telecommunication Services				17,673,239
Total Telecommunication Services				46,808,127
Utilities — 4.6%
Electric Utilities — 1.8%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,454,444
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	190,933	189,024
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,340,000	2,269,800
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,298,365	1,476,890	(e)
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,542,969	2,722,269
Total Electric Utilities				8,112,427
Independent Power Producers & Energy Traders — 2.8%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000	1,017,600
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	1,180,000	0	(c)(d)(e)(i)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	850,000	990,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	804,375	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,400,000	2,508,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000	1,514,550	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,410,000	1,476,975	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,930,000	1,843,150
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,192,162	2,340,134
Total Independent Power Producers & Energy Traders				12,495,034
Total Utilities				20,607,461
Total Corporate Bonds & Notes (Cost — $365,672,144)				390,073,450
Senior Loans — 1.3%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,071,000	(h)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,075,000	1,209,375	(h)(j)
Total Hotels, Restaurants & Leisure				2,280,375
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	510,000	466,468	(h)(j)
Total Consumer Discretionary				2,746,843

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	$438,750	(h)(j)
Energy — 0.0%
Energy Equipment & Services — 0.0%
FTS International Inc., Term Loan B	8.500%	5/6/16	100,000	101,589	(h)(j)
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,740,000	1,787,850	(h)(j)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	800,000	821,000	(h)(j)
Total Senior Loans (Cost — $5,602,104)				5,896,032
Sovereign Bonds — 0.4%
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Bonds (Cost — $1,992,713)	9.250%	9/15/27	2,650,000	1,934,500
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $237,362)	1.250%	11/30/18	240,000	237,966

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			68,957	137,914	*(c)(d)
Financials — 1.6%
Commercial Banks — 1.3%
Citigroup Inc.			119,668	5,819,454
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.			24,391	1,157,597	*
Total Financials				6,977,051
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares			633,775	462,656	*
Total Common Stocks (Cost — $7,919,613)				7,577,621
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost — $217,500)	6.000%		8,700	205,146

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 1.9%
Financials — 1.9%
Consumer Finance — 1.9%
GMAC Capital Trust I (Cost — $7,815,124)	8.125%		319,200	$8,666,280	(f)

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	223,395	*(a)
Jack Cooper Holdings Corp.		5/6/18	846	112,095	*(a)
Total Warrants (Cost — $46,253)				335,490
Total Investments before Short-term Investments (Cost — $389,502,813)				414,926,485

		Maturity Date	Face Amount†
Short-Term Investments — 3.5%
Repurchase Agreements — 3.5%
RBS Securities Inc. repurchase agreement dated 2/28/14; Proceeds at maturity — $15,500,052; (Fully collateralized by U.S. government obligations, 0.875% due 4/30/17; Market value — $15,809,997) (Cost — $15,500,000)	0.040%	3/3/14	15,500,000	15,500,000
Total Investments — 96.5% (Cost — $405,002,813#)				430,426,485
Other Assets in Excess of Liabilities — 3.5%				15,731,313
Total Net Assets — 100.0%				$446,157,798

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of February 28, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset High Yield Defined Opportunity Fund Inc.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2014

Assets:
Investments, at value (Cost — $405,002,813)	$430,426,485
Foreign currency, at value (Cost — $4,188,052)	4,204,439
Cash	1,123,424
Interest receivable	8,693,769
Receivable for securities sold	2,674,559
Deposits with brokers for centrally cleared swap contracts	793,085
Deposits with brokers for open futures contracts	221,003
Receivable from broker — variation margin on open futures contracts	31,063
Prepaid expenses	29,941
Total Assets	448,197,768

Liabilities:
Payable for securities purchased	1,061,575
Unrealized depreciation on forward foreign currency contracts	651,251
Investment management fee payable	272,310
Payable to broker — variation margin on centrally cleared swaps	4,450
Accrued expenses	50,384
Total Liabilities	2,039,970
Total Net Assets	$446,157,798

Net Assets:
Par value ($0.001 par value, 22,783,370 shares issued and outstanding; 100,000,000 shares authorized)	$22,783
Paid-in capital in excess of par value	432,950,624
Overdistributed net investment income	(1,723,486)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(9,495,407)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	24,403,284
Total Net Assets	$446,157,798

Shares Outstanding	22,783,370

Net Asset Value	$19.58

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended February 28, 2014

Investment Income:
Interest	$17,570,367
Dividends	340,459
Less: Foreign taxes withheld	(161)
Total Investment Income	17,910,665

Expenses:
Investment management fee (Note 2)	1,751,138
Transfer agent fees	33,336
Directors’ fees	33,111
Audit and tax	26,511
Fund accounting fees	21,716
Shareholder reports	20,301
Legal fees	18,933
Stock exchange listing fees	11,046
Insurance	4,786
Custody fees	4,264
Miscellaneous expenses	5,687
Total Expenses	1,930,829
Net Investment Income	15,979,836

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,001,024
Futures contracts	(96,740)
Swap contracts	(200,372)
Foreign currency transactions	(1,725,132)
Net Realized Loss	(21,220)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,524,789
Futures contracts	(77,311)
Swap contracts	(325,782)
Foreign currencies	(768,923)
Change in Net Unrealized Appreciation (Depreciation)	14,352,773
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	14,331,553
Increase in Net Assets from Operations	$30,311,389

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2014 (unaudited) and the Year Ended August 31, 2013	2014	2013

Operations:
Net investment income	$15,979,836	$33,941,077
Net realized gain (loss)	(21,220)	1,208,164
Change in net unrealized appreciation (depreciation)	14,352,773	17,399,439
Increase in Net Assets From Operations	30,311,389	52,548,680

Distributions to Shareholders From (Note 1):
Net investment income	(17,429,278)	(37,002,645)
Return of capital	—	(547,747)
Decrease in Net Assets From Distributions to Shareholders	(17,429,278)	(37,550,392)

Fund Share Transactions:
Reinvestment of distributions (0 and 85,683 shares issued, respectively)	—	1,599,466
Increase in Net Assets From Fund Share Transactions	—	1,599,466
Increase in Net Assets	12,882,111	16,597,754

Net Assets:
Beginning of period	433,275,687	416,677,933
End of period*	$446,157,798	$433,275,687
*Includesoverdistributed net investment income of:	$(1,723,486)	$(274,044)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2014[1,2]	2013[2]	2012[2]	2011[2,3]

Net asset value, beginning of period	$19.02	$18.36	$17.93	$19.06 [4]

Income (loss) from operations:
Net investment income	0.70	1.49	1.63	1.33
Net realized and unrealized gain (loss)	0.63	0.82	0.56	(1.14)
Total income from operations	1.33	2.31	2.19	0.19

Less distributions from:
Net investment income	(0.77) †	(1.63)	(1.67)	(1.32)
Net realized gains	—	—	(0.09)	—
Return of capital	—	(0.02)	—	—
Total distributions	(0.77)	(1.65)	(1.76)	(1.32)

Net asset value, end of period	$19.58	$19.02	$18.36	$17.93

Market price, end of period	$18.06	$17.65	$19.74	$18.43
Total return, based on NAV[5,6]	7.08%	12.89%	13.16%	0.90%
Total return, based on Market Price[7]	6.79%	(2.25)%	18.40%	(1.16)%

Net assets, end of period (millions)	$446	$433	$417	$401

Ratios to average net assets:
Gross expenses	0.88%[8]	0.88%	0.89%	0.93%[8]
Net expenses[9]	0.88 [8]	0.88	0.89	0.91 [8,10]
Net investment income	7.30 [8]	7.77	9.22	8.11 [8]

Portfolio turnover rate	21%	55%	53%	56%

[1]	For the six months ended February 28, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period October 27, 2010 (commencement of operations) through August 31, 2011.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	The investment manager has agreed to reimburse all organizational expenses.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$388,941,279	$1,132,171	$390,073,450
Senior loans	—	5,896,032	—	5,896,032
Sovereign bonds	—	1,934,500	—	1,934,500
U.S. government & agency obligations	—	237,966	—	237,966
Common stocks:
Consumer discretionary	—	—	137,914	137,914
Other common stocks	$7,439,707	—	—	7,439,707
Convertible preferred stocks	205,146	—	—	205,146
Preferred stocks	8,666,280	—	—	8,666,280
Warrants	—	335,490	—	335,490
Total long-term investments	$16,311,133	$397,345,267	$1,270,085	$414,926,485
Short-term investments†	—	15,500,000	—	15,500,000
Total investments	$16,311,133	$412,845,267	$1,270,085	$430,426,485

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$77,649	—	—	$77,649
Forward foreign currency contracts	—	$651,251	—	651,251
Centrally cleared credit default swaps on credit indices — buy protection	—	325,782	—	325,782
Total	$77,649	$977,033	—	$1,054,682

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in

26	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended February 28, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

28	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets

30	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $651,251. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee LMPFA receives from the Fund. In turn, Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$90,309,440	$237,244
Sales	116,857,959	—

32	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,397,432
Gross unrealized depreciation	(7,973,760)
Net unrealized appreciation	$25,423,672

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	142	6/14	$17,605,789	$17,683,438	$(77,649)

At February 28, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
British Pound	Citibank, N.A.	689,056	$1,153,253	5/14/14	$(19,267)
British Pound	Credit Suisse	2,669,820	4,468,402	5/14/14	(95,237)
British Pound	UBS AG	1,633,773	2,734,400	5/14/14	(55,829)
Euro	Citibank, N.A.	3,500,959	4,832,327	5/14/14	(42,891)
Euro	Credit Suisse	10,073,025	13,903,659	5/14/14	(171,648)
Euro	JPMorgan Chase & Co	8,074,709	11,145,411	5/14/14	(102,261)
Euro	UBS AG	10,299,636	14,216,447	5/14/14	(164,118)
Net unrealized loss on open forward foreign currency contracts					$(651,251)

At February 28, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$5,800,000	12/20/18	5.000% quarterly	$(467,615)	$(350,011)	$(117,604)
BNP Paribas (Markit CDX.NA.HY.21 Index)	10,380,000	12/20/18	5.000% quarterly	(836,871)	(628,693)	(208,178)
Total	$16,180,000			$(1,304,486)	$(978,704)	$(325,782)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2014.

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$77,649	—	—	$77,649
Centrally cleared swap contracts[3]	—	—	$325,782	325,782
Forward foreign currency contracts	—	$651,251	—	651,251
Total	$77,649	$651,251	$325,782	$1,054,682

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(96,740)	—	—	$(96,740)
Swap contracts	—	—	$(200,372)	(200,372)
Forward foreign currency contracts	—	$(1,816,265)	—	(1,816,265)
Total	$(96,740)	$(1,816,265)	$(200,372)	$(2,113,377)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(77,311)	—	—	$(77,311)
Swap contracts	—	—	$(325,782)	(325,782)
Forward foreign currency contracts	—	$(803,149)	—	(803,149)
Total	$(77,311)	$(803,149)	$(325,782)	$(1,206,242)

34	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

During the six months ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$1,145,929
Futures contracts (to sell)	5,077,134
Forward foreign currency contracts (to buy)†	1,329,331
Forward foreign currency contracts (to sell)	53,579,948

Average Notional Balance
Credit default swap contracts (to buy protection)	$10,017,143

†	At February 28, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at February 28, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$31,063	—	$31,063

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Centrally cleared swap contracts[2]	$4,450	$(4,450)	—
Forward foreign currency contracts	651,251	—	$651,251
Total	$655,701	$(4,450)	$651,251

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Distributions subsequent to February 28, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
3/21/14	3/28/14	$0.1200
4/17/14	4/25/14	$0.1200
5/23/14	5/30/14	$0.1200

Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

6. Deferred capital losses

As of August 31, 2013, the Fund had capital losses of $8,212,978 that have been deferred in taxable year 2013 as either short-term or long-term losses. These losses are deemed to occur on the first day of its current taxable year in the same character as they were originally deferred.

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

36	Western Asset High Yield Defined Opportunity Fund Inc. 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset High Yield Defined Opportunity Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

38	Western Asset High Yield Defined Opportunity Fund Inc.

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ending June 30, 2013 was ranked first (i.e., best) among the six funds in the Performance Universe for that period. The Board noted that the small number of Funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark by 4.74% for the 1-year period ended June 30, 2013. The Fund commenced operations on October 27, 2010.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the

Western Asset High Yield Defined Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe had average net common share assets ranging from $46.8 million to $650.5 million. Two of the other funds in the Expense Universe were larger than the Fund and three were smaller. The Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe and was at the Expense Universe median for that expense component. The Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were better (i.e., lower) than the median of the Expense Universe for that expense component. The Board considered that the small number of funds in the Expense Universe made meaningful comparisons difficult. The Board also took into consideration that the small Expense Universe included two other Legg Mason Closed-end Funds managed by Western Asset, further complicating meaningful expense comparisons.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract

40	Western Asset High Yield Defined Opportunity Fund Inc.

Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 1 percent during the period covered by the analysis but was at a level which was not considered by the Board to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Western Asset High Yield Defined Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

42	Western Asset High Yield Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Yield Defined Opportunity Fund Inc. was held on December 16, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	14,923,556	674,795
Kenneth D. Fuller	15,080,080	518,271
William R. Hutchinson	15,083,322	515,029
Eileen A. Kamerick	15,079,039	519,312

At February 28, 2014, in addition to Leslie H. Gelb, Kenneth D. Fuller, William R. Hutchinson and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Riordan Roett

Jeswald W. Salacuse

Western Asset High Yield Defined Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

44	Western Asset High Yield Defined Opportunity Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Yield Defined Opportunity Fund Inc.	45

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and

Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013399 4/14 SR14-2182

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8b.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of February 28, 2014.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
	Other Registered Investment Companies	106	$196.3 billion	None	None
S. Kenneth Leech*‡	Other Pooled Vehicles	244	$90.7 billion	9	$1.6 billion
	Other Accounts	707	$175.1 billion	56	$16.5 billion

*	On or about March 31, 2014, Mr. Leech joined the portfolio management team of the fund and the portfolio management teams having investment responsibility for other registered investment companies, other pooled investment vehicles and other accounts. Information in this table relating to Mr. Leech reflects the assets under management of these additional registered investment companies, other pooled investment vehicles and other accounts as of February 28, 2014.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of February 28, 2014.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A

Dollar Range ownership is as follows:

A: none B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 24, 2014